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                                                                   EXHIBIT 10.37

                                                                  CONFORMED COPY
                                                                  --------------

                           DATE: 23RD DECEMBER, 1999


                            CROWN CASTLE UK LIMITED
                                  AS BORROWER

                       CROWN CASTLE UK HOLDINGS LIMITED
                                      AND
                       MILLENNIUM COMMUNICATIONS LIMITED
                                 AS GUARANTORS

                       THE LENDERS LISTED IN SCHEDULE 1

                          CREDIT SUISSE FIRST BOSTON
                                   AS AGENT



               ------------------------------------------------
                           LOAN AMENDMENT AGREEMENT
               ------------------------------------------------






                               SLAUGHTER AND MAY
                             35 BASINGHALL STREET
                                    LONDON
                                   EC2V 5DB

                                   (AGB/HZM)
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                           LOAN AMENDMENT AGREEMENT

DATE: 23rd December, 1999

PARTIES

1. CROWN CASTLE UK LIMITED (formerly known as Castle Transmission International Ltd.), a company incorporated in England (number 3196207), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN, as borrower

2. CROWN CASTLE UK HOLDINGS LIMITED (formerly known as Castle Transmission Services (Holdings) Ltd.), a company incorporated in England (number 3242381), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN and MILLENNIUM COMMUNICATIONS LIMITED, a company incorporated in England (number 2903056), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN, as guarantors

3. CREDIT SUISSE FIRST BOSTON, for itself and as agent for the Lenders (the "Agent")

BACKGROUND

(A) On 28th February, 1997 the loan agreement was entered into between the Borrower, the Parent, certain lenders, the Agent and others and under its terms the lenders agreed to provide term and revolving loan facilities of (Pounds)162,500,000 to the Borrower. On 21st May, 1997 the parties to the loan agreement at that date amended the loan agreement so that the lenders under it agreed to provide revolving loan facilities of (Pounds)64,000,000 to the Borrower. These loan facilities are guaranteed by the Parent and secured by charges granted by the Borrower and the Parent. With effect from 27th October, 1998 Millennium acceded to the loan agreement as an additional guarantor and acceded to the Debenture as an additional chargor. The loan agreement was further amended on 18th June, 1999, amongst other things, from a (Pounds)64,000,000 revolving loan facility to a (Pounds)150,000,000 term and revolving loan facility.

(B) At the request of the Borrower the parties have agreed to amend the terms of the Loan Agreement on the terms of this Agreement.

(C) The Agent has been authorised by an Instructing Group to agree to the amendments contained in this Agreement.

The parties agree as follows:

1.   INTERPRETATION

1.1  Loan Agreement

     The interpretation provisions contained in Part I of the Loan Agreement are deemed to be incorporated expressly in this Agreement, and apply to this Agreement accordingly.
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1.2  Definition

     In this Agreement "Loan Agreement" means the loan agreement dated 28th February, 1997 as amended on 21st May, 1997, acceded to by Millennium with effect from 27th October, 1998 and as further amended on 18th June, 1999 made between the Borrower, the Parent, Millennium, the Lenders, Credit Suisse First Boston and others under which the Lenders have agreed to provide (Pounds)150,000,000 term and revolving loan facilities to the Borrower.

1.3  Scope

     This Agreement is supplemental to and amends the Loan Agreement.

2.   AMENDMENT OF THE LOAN AGREEMENT

     The parties agree that the Loan Agreement shall be amended with effect from the date of this Agreement so that the reference in each of Clauses 20.1(EE), 21.1(L)(iii)(b) and 21.1(M)(iii)(b) to "16th July, 1999" shall be replaced by a reference in each of these Clauses to "31st December, 1999".

3.   MISCELLANEOUS

3.1  Law

     This Agreement is to be governed by and construed in accordance with English law.

3.2  Counterparts

     There may be several signed copies of this Agreement. There is intended to be a single Agreement and each signed copy is a counterpart of that Agreement.
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                                  SIGNATURES

Borrower

CROWN CASTLE UK LIMITED

By:


Parent and Guarantor

CROWN CASTLE UK HOLDINGS LIMITED

By:


Additional Guarantor

MILLENNIUM COMMUNICATIONS LIMITED

By:


Agent

CREDIT SUISSE FIRST BOSTON

By: